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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



Date of Report          October, 18 1999

          HOUSEHOLD AUTOMOTIVE TRUST III, SERIES 1999-1
       (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                      (Master Servicer of the Trust)
          (Exact name as specified in Master Servicer's charter)

                                                              Not
      Delaware              333-76439                 Applicable
(State or other juris-    (Commission File Numbers)  (IRS Employer
diction of incorpora-                                     Identification
tion of Master Servicer)                                   Number of
                                                           Registrant)

  2700 Sanders Road, Prospect Heights, Illinois      60070
(Address of principal executive offices of             (Zip Code)
      Master Servicer)


Master Servicer's telephone number, including area code847/564-5000





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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibits

     99(a) Monthly Servicer's Certificate to Trustee dated October 18, 1999 pursuant to Section 4.9 of the amended and restated Master Sale and Servicing Agreement dated as of June 1, 1999 (the "Sale and Servicing Agreement") among Household Automotive Trust III, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and The Chase Manhattan Bank, as Trustee, with respect to the Class A Notes, Series 1999-1.





                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Master Servicer of and on behalf of the
                           HOUSEHOLD AUTOMOTIVE TRUST III,
                              SERIES 1999-1
                                      (Registrant)



                         By:   /s/ P. D. Schwartz
                              P. D. Schwartz
                              Authorized Representative



Dated: October 26, 1999





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                               EXHIBIT INDEX

Exhibit

Number    Exhibit


99(a) Monthly Servicer's Certificate to Trustee dated October 18, 1999 pursuant to Section 4.9 of the amended and restated Master Sale and Servicing Agreement dated as of June 1, 1999 (the "Sale and Servicing Agreement") among Household Automotive Trust III, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and The Chase Manhattan Bank, as Trustee, with respect to the Class A Notes, Series 1999-1.










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